EXHIBIT 99.1

                     SETTLEMENT AGREEMENT AND MUTUAL RELEASE

      This Settlement Agreement and Mutual Release ("Agreement"), dated as of May ___, 2004, is between Merrill Lynch Business Financial Services Inc., a Delaware corporation ("MLBFS"), and Aspect Systems, Inc., an Arizona corporation formerly known as Aspect Semiquip International, Inc. ("ASI"), DND Technologies Corp., a Nevada corporation formerly known as Zurickirch Corp. ("DND"), and Douglas N. Dixon, an Arizona resident ("Dixon" and, together with ASI and DND, the "ASI Parties"). MLBFS and the ASI Parties are each referred to as a Party and collectively as the "Parties."

                                    RECITALS

      A. MLBFS filed an action in United States District Court for the District of Arizona, Case No. CIV 02 2553 PHX JAT, seeking legal and equitable relief against the ASI Parties arising out of, inter alia, the ASI Parties' breach of and failure to perform under that certain Working Capital Management Account Loan and Security Agreement No. 412-07C04 and that certain Term Loan and Security Agreement No. 0105551801, each dated as of May 10, 2001, between MLBFS and ASI (the "Original Loan Agreements").

      B. The ASI Parties denied MLBFS's claims and asserted various counterclaims against MLBFS arising out of the Original Loan Agreements and the Parties' business dealings. The pending action, including any claims and counterclaims asserted by the Parties in connection therewith, are collectively referred to in this Agreement as the "Lawsuit."

      C. The Parties desire to resolve the Lawsuit and related disputes and potential disputes between them amicably.

                                   AGREEMENTS

      NOW, THEREFORE, in consideration of the terms, covenants, considerations, mutual promises and releases contained in this Agreement, and other good and valuable consideration, the receipt of which is acknowledged, and intending to be legally bound, the Parties agree as follows:

      1. Modified Term Loan. Concurrently with the execution of this Agreement, MLBFS and ASI have entered into a loan arrangement pursuant to which the loan facilities evidenced by the Original Loan Agreements have been consolidated into a single term credit facility (the "Modified Term Loan"). Repayment of the Modified Term Loan is guaranteed by DND and Dixon. The Parties acknowledge and agree that the loan agreement, note, guaranties, security agreement and other loan documents attached to this Agreement as Exhibit A represent and evidence the entire agreement between the Parties regarding the terms and conditions of the Modified Term Loan and there are no other agreements, oral or written, between the Parties regarding the terms and conditions of the Modified Term Loan. The ASI Parties acknowledge the continuing validity of MLBFS's lien on the assets of ASI and that the Modified Term Loan is an amendment to and modification of the loan facilities evidenced by the Loan Agreements.

      2. Mutual Release. From and upon the execution of this Agreement, each of the Parties, for and on behalf of themselves and any persons acting by, through, under, or in concert with either of them, including their heirs, personal representatives, executors, administrators, successors-in-interest, predecessors-in-interest, legal representatives, shareholders, members, directors, officers, managers, employees, agents, attorneys, partners, subsidiary, parent and affiliated entities and assigns of each of them, hereby fully and forever releases and discharges the other Party and its predecessors, successors, present and former officers, directors, managers, shareholders, partners, principals, employees, agents, attorneys, insurers, parents, subsidiaries, affiliates, and divisions, and their officers, directors, managers, employees, agents, attorneys, partners and assigns and their respective heirs, executors, administrators, personal representatives and assigns, from any and all claims, demands, judgments, contracts, obligations, controversies, expenses, liabilities, losses, and causes of action of every kind and nature whatsoever, whether in law or in equity, contract or tort, known or unknown, that were or could have been raised in the Lawsuit or that relate in any way to the subject matter of the Lawsuit. The foregoing release will not affect or limit the Parties' respective obligations relating to the Modified Term Loan.

      3. Dismissal with Prejudice. Each of the Parties will dismiss, with prejudice, the Lawsuit and all causes of action, claims and counterclaims asserted in the Lawsuit. The Parties will promptly execute and file with the court a Joint Stipulation to Dismiss with Prejudice in the form of the attached Exhibit B making clear that the Parties are dismissing with prejudice all causes of action asserted in the Lawsuit.

      4. Costs. Except as otherwise provided in Section 3.7(g) of the Term Loan and Security Agreement, dated as of May 1, 2004, evidencing the Modified Term Loan, each Party will bear its own costs, expenses and attorney fees incurred in connection with the Lawsuit.

      5. Defense to Suit. This Agreement may be pleaded as a full and complete defense to any action, suit, or other proceeding which may be instituted or prosecuted in respect of any of the claims released hereby. The Parties agree that any such proceeding would cause irreparable injury to the Party against whom it is brought and that any court of competent jurisdiction may enter an injunction restraining prosecution thereof.

      6. Legal Fees for Breach of this Agreement. In the event of any breach of this Agreement, and/or in any legal proceeding arising under or related to this Agreement, the prevailing party is entitled, in addition to other amounts it recovers, to have the other party pay all costs and expenses (including reasonable attorneys' fees) incurred in connection with the enforcement of this Agreement or in such proceeding.

      7. No Rights Assigned. Each Party represents and warrants to the other that it has not transferred, conveyed, pledged, assigned or made any other disposition of the claimed rights, interests, demands, actions or causes of action, obligations, or any other matter covered by this Agreement.

      8. Assigns. The terms of this Agreement will inure to the benefit of, and be binding upon, the Parties and their legal representatives, successors or assigns.

      9. Authority. Each signatory to this Agreement warrants that he has the authority to execute this Agreement and to bind the Party or Parties for which he signs.

      10. Entire Agreement. This Agreement states the entire agreement of the Parties with respect to the matters discussed herein, and supercedes all prior or contemporaneous oral or written understandings, agreements, statements or promises.

      11. Amendments. This Agreement may not be amended or modified in any respect except by a written instrument duly executed by all of the Parties to this Agreement.

      12. Counterparts. This Agreement may be executed in one or more counterparts, each of which will be an original, and this Agreement is effective upon execution of at least one counterpart by each Party to this Agreement.

      13. Settlement. If this Agreement does not become effective for any reason, it will be deemed negotiation for settlement purposes only and will not be admissible in evidence or usable for any purposes whatsoever.

      14. No Presumption Against Drafter. This Agreement has been and will be construed to have been drafted by all the Parties to it so that any rule construing ambiguities against the drafter will have no force or effect.

      15. No Admission of Liability. The Parties acknowledge that by entering into this Agreement, they intend only to reach an amicable resolution of their differences. This Agreement is not an admission of liability by any Party.

      16. Final Effect. The Parties each acknowledge to the other that each understands the final and permanent effect of this instrument.

      17. Consultation with Counsel. Each Party has consulted with whatever consultants, attorneys or other advisors it deems appropriate in connection with the effect of this Agreement, and each assumes the risk arising from not seeking further additional consultation with such advisors.

      18. Assumption of Risks. Each Party to this Agreement assumes the risk of any mistake of fact or law with regard to any aspect of this Agreement, the disputes described herein, or any asserted rights released by this Agreement.

      19. Headings. The headings used in this Agreement are for ease of reference only, and will not have any bearing on the meaning or interpretation of this Agreement.

                            [SIGNATURE PAGE FOLLOWS]

      EXECUTED to be effective as of the date first set forth above.

                                    MERRILL LYNCH BUSINESS FINANCIAL
                                    SERVICES INC.

                                    By:      /s/ Martin A. Aguilera
                                       -----------------------------------------

                                    Its:     Assistant Vice President
                                        ----------------------------------------

      EXECUTED to be effective as of the date first set forth above.

                                    ASPECT SYSTEMS, INC.

                                    By: /s/ Dennis Key
                                       -----------------------------------------

                                    Its: President/CEO
                                        ----------------------------------------

      EXECUTED to be effective as of the date first set forth above.

                                    DND TECHNOLOGIES CORP.

                                    By:      /s/ Douglas N. Dixon
                                       -----------------------------------------

                                    Its:   Chairman/CEO
                                        ----------------------------------------

      EXECUTED to be effective as of the date first set forth above.

                                             /s/ Douglas N. Dixon
                                    --------------------------------------------
                                    Douglas N. Dixon